EXHIBIT 4.3

026230

SPECIMEN
FCF

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

FIRST CALIFORNIA FINANCIAL GROUP, INC.

SHARES
SPECIMEN

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 319395 10 9

This Certifies that

SPECIMEN

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

FIRST CALIFORNIA FINANCIAL GROUP, INC.

(hereinafter designated the "Company"), transferable on the books of the Company in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

SPECIMEN
SECRETARY

FIRST CALIFORNIA FINANCIAL GROUP, INC. INCORPORATED SEAL JUNE 7, 2006 STATE OF DELAWARE

SPECIMEN
PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The Company will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations or restrictions of such preference and/or rights. Such request may be made to the Company or the Transfer Agent.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

		UNIF GIFT MIN ACT –		Custodian
TEN COM	– as tenants in common		(Cust)		(Minor)
TEN ENT	– as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	– as joint tenants with right of		Act
	survivorship and not as tenants in common			(State)
		UNIF TRF MIN ACT –	Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:

X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.